UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 29, 2010

Max Capital Group Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	000-33047	98-0584464
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Max House, 2 Front Street, Hamilton, Bermuda		HM 11
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-8800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 29, 2010, Max Capital Group Ltd. ("Max") and Harbor Point Limited ("Harbor Point") issued a joint press release announcing that their respective shareholders have voted in favor of all proposals necessary to consummate the amalgamation (the "Amalgamation") of Harbor Point with Alterra Holdings Limited, a Bermuda exempted company and direct, wholly owned subsidiary of Max ("Alterra Holdings").

Max’s special general meeting of shareholders was held April 29, 2010, and there were 56,983,638 shares eligible to vote. The results with respect to each proposal were as follows:

Proposal 1 – the issuance of Max voting common shares, par value $1.00, to Harbor Point’s shareholders, pursuant to the Agreement and Plan of Amalgamation, dated as of March 3, 2010, by and among Max, Harbor Point, and Alterra Holdings (the "Agreement and Plan of Amalgamation"): 48,200,355 shares voted in favor, 19,151 shares voted against, and 9,426 shares abstained;

Proposal 2 – the name change from "Max Capital Group Ltd." to "Alterra Capital Holdings Limited," contingent upon consummation of the Amalgamation, pursuant to the Agreement and Plan of Amalgamation: 48,191,919 shares voted in favor, 28,143 shares voted against, and 8,869 shares abstained; and

Proposal 3 – the authorization of the approval of a change in Max Bermuda Ltd.’s name to "Alterra Insurance Limited," contingent upon consummation of the Amalgamation, pursuant to the Agreement and Plan of Amalgamation: 48,141,036 shares voted in favor, 79,027 shares voted against, and 8,869 shares abstained.

Item 8.01 Other Events.

At a meeting held April 29, 2010, Harbor Point’s shareholders adopted and approved the Agreement and Plan of Amalgamation and an Amalgamation Agreement between Harbor Point and Alterra Holdings and approved the Amalgamation. Harbor Point’s shareholders also voted in favor of authorizing the approval of changes in the names of certain Harbor Point subsidiaries, contingent upon the consummation of the Amalgamation.

Completion of the transaction is contingent upon regulatory approvals and certain customary conditions and is expected to occur in the second quarter of 2010.

A copy of the joint press release, dated April 29, 2010, announcing shareholder approval of the proposed transaction is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Joint Press Release issued by Max and Harbor Point, dated April 29, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Max Capital Group Ltd.

April 30, 2010	By:	/s/ Peter A. Minton

Name: Peter A. Minton
Title: Executive Vice President and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

99.1	Joint Press Release issued by Max and Harbor Point, dated April 29, 2010.